UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 14, 2008
Cinemark Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33401	20-5490327
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3900 Dallas Parkway, Suite 500, Plano, Texas 75093
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 972.665.1000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement
Rob Carmony was elected as our Senior Vice President — New Technology and Training, effective May 23, 2007. Prior to his new position he was our Senior Vice President of Operations. In that capacity, Mr. Carmony had an employment agreement with our principal subsidiary, Cinemark, Inc. which was executed and became effective as of March 12, 2004 (the “Original Employment Agreement”). Upon being elected to the new position, Cinemark, Inc. and Mr. Carmony agreed to amend the Original Employment Agreement solely to reflect his new title and position. Effective January 14, 2008, Cinemark, Inc. and Mr. Carmony executed the First Amendment to the Employment Agreement which is attached as Exhibit 10.1 to this Current Report on Form 8K.
Item 9.01     Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Exhibit Description
10.1	First Amendment to Rob Carmony’s Employment Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President - General Counsel

Date: January 16, 2008

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